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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2003
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                               DT INDUSTRIES, INC.
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                     0-23400               44-0537828
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    (STATE OR OTHER JURISDICTION         (COMMISSION           (IRS EMPLOYER
          OF INCORPORATION)               FILE NUMBER)       IDENTIFICATION NO.)



           907 W. FIFTH STREET, DAYTON, OH                          45407
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 10, 2003, the Company issued a press release announcing that it (1) was awarded certain customer purchase orders totaling approximately $23 million, (2) expects its third quarter fiscal year 2003 net sales to approximate the level of net sales for its second quarter of fiscal year 2003, and (3) finalized an amendment to its senior credit facility that provides a permanent waiver of financial covenant defaults in the second and third quarters of fiscal year 2003, established new financial covenant levels for the remainder of the term of the facility and reduced the senior credit facility to $61 million. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibits are filed herewith.

                  Ex. 99.1 Press Release dated March 10, 2003.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 17, 2003

                                  DT INDUSTRIES, INC.


                                  By:   /s/ Dennis S. Dockins
                                        -----------------------------
                                        Dennis S. Dockins
                                        General Counsel and Secretary









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